UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  MARCH 9, 2012

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-166171	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (888) 445-6183

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 9, 2012, the Board of Directors appointed David Campisi to be a director of the Company, filling a vacancy on the Board of Directors.

Mr. Campisi, age 56, was Chairman, President and Chief Executive Officer of The Sports Authority from March 2010 to August 2011, and the President of the The Sports Authority from November 2004 to February 2010. Prior to this, Mr. Campisi was Executive Vice President of Kohl’s, Senior Vice President of Fred Meyer, Inc., Senior Vice President of GMM Apparel, and Vice President of DMM Women’s Apparel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	March 13, 2012

By:	/s/ Kristian Andresen
Kristian Andresen
Chairman and Secretary